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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                           April 28, 2003
         Date of Report (Date of earliest event reported)

                      PENNS WOODS BANCORP, INC.
     (Exact name of registrant as specified in its charter)

      Pennsylvania                 000-17077         23-2226454
(State or other jurisdiction     (Commission       (IRS Employer
of incorporation)                 File Number)       Ident. No.)

   115 South Main Street, Jersey Shore, PA              17740
   (Address of principal executive offices)           (Zip Code)

                         (570) 398-2213
         Registrant's telephone number, including area code

                                N/A
  (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

     The following exhibit is filed herewith:

     99.1  Quarterly report, dated March 31, 2003, of Penns
           Woods Bancorp, Inc.

Item 9.  Regulation FD Disclosure

     On April 28, 2003, Penns Woods Bancorp, Inc. distributed a quarterly report to shareholders containing financial information for the first quarter of 2003. The quarterly report, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished pursuant to Item 12.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PENNS WOODS BANCORP, INC.

Dated:  April 28, 2003

                               By: /s/ Sonya E. Scott    __
                                     Sonya E. Scott
                                     Secretary




                           EXHIBIT INDEX

Exhibit Number

     99.1        Quarterly report, dated March 31, 2003, of
                 Penns Woods Bancorp, Inc.